Exhibit 10.6

NOTE MODIFICATION AGREEMENT

This Note Modification Agreement (the “Agreement”) is dated as of December 9, 2008 and is made by and among 1309 SOUTH CICERO AVENUE, LLC, a Delaware limited liability company,  and  5100 NEVILLE ROAD, LLC, a Delaware limited liability company (collectively, the “Borrowers” and singularly, a “Borrower”) and BANK OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank National Association f/k/a LaSalle National Bank f/k/a LaSalle Bank NI (the “Bank”).

R E C I T A L S

A.            Borrowers have previously delivered to the Bank their Term Note dated January 31, 2008 in the principal amount of $2,075,000.00 (the “Note”), evidencing a term loan made by the Bank to the Borrowers; and

B.            The Note has several interest rate options set forth in the Note; and

C.            The Borrowers and Bank have agreed to modify the interest rate charged on the Note;

NOW, THEREFORE, in consideration of the foregoing, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Effective December 9, 2008 and for the balance of the term of this Note, the Note is hereby amended to provide that (i) the interest rate charged on the Note shall solely be Adjusted LIBOR, and (ii) the “Adjusted Prime Rate” option and all provisions applicable thereto is hereby deleted from the Note.

2.             The definition of “Adjusted LIBOR” in the Note is hereby amended to read as follows:

“Adjusted LIBOR” means a rate of interest equal to two and one-half percent (2.5%) per annum in excess of the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant Interest Period are offered generally to the Bank in the London Interbank Eurodollar market at 11.00 a.m. (London time) two Business Days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period.

3.             The Note is further amended to provide the following provision:  “Notwithstanding anything contained in this Note to the contrary, if a LIBOR Loan has to be converted due to the unavailability or inability of the Bank to make or maintain a LIBOR Loan, the LIBOR Loan shall automatically converted to a loan bearing interest at the Prime Rate plus two and one-half percent (2.5%) per annum.   Also, if the final Interest Period before the Maturity Date is less then 30 days, this Note shall continue to bear interest at Adjusted LIBOR for such final Interest Period.”

4.             All references in the Note to a one-time option to convert the interest rate on the Note to the “Fixed Rate” and all applicable provisions pertaining to such fixed rate option are hereby deleted without substitution.

5.             In the event of any conflict between the terms of this Agreement and the Note, the terms of this Agreement shall govern.

6.             Borrowers acknowledge and irrevocably agree that the payment and performance of the Note, as modified hereby, shall continue to be secured by the Loan Documents (as such term is defined in the Note).

7.             Except as expressly modified by this Agreement, all terms and provisions of the Note shall stand and remain in full force and effect.

(The signature page follows.)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and  year first above written.

BORROWERS:

1309 SOUTH CICERO AVENUE, LLC

a Delaware limited liability company

By:	Brad Foote Gear Works, Inc.
an Illinois corporation, its Manager

	By:	/s/ Ralph Placzek
Ralph Placzek
Title: Vice President of Finance

5100 NEVILLE ROAD, LLC

a Delaware limited liability company

By:	Brad Foote Gear Works, Inc.
an Illinois corporation, its Manager

	By:	/s/ Ralph Placzek
Ralph Placzek
Title: Vice President of Finance

BANK:

BANK OF AMERICA, N.A.

	By:	/s/ Katherine Novey
Katherine Novey
Title:		Senior Vice President

CONSENT OF GUARANTOR

The undersigned guarantor (“Guarantor”) hereby irrevocably consents to the Borrowers’ execution and delivery of the attached Note Modification Agreement (the “Modification”) and reaffirms to the Bank all of Guarantor’s obligations under its Unconditional Guaranty dated as of January 31, 2008 executed in favor of the Bank which guarantees repayment of the Note and all other guaranteed debt therein described.  All capitalized terms not defined herein shall have the meaning set forth in the Modification.

(The signature page follows.)

Guarantor:

BRAD FOOTE GEAR WORKS, INC.

By:	/s/ Ralph Placzek
Ralph Placzek
Title:	Vice President of Finance